                                                                   EXHIBIT 99.1









                      Press Release dated August 17, 1999
                             of Elcor Corporation.

FOR FURTHER INFORMATION:                                          TRADED:  NYSE
                                                                  SYMBOL:  ELK
Richard J. Rosebery, Vice Chairman,
Chief Financial and Administrative Officer, and Treasurer
(972) 851-0510

PRESS RELEASE
FOR IMMEDIATE RELEASE


              ELCOR REPORTS THAT SHARPLY HIGHER SALES AND EARNINGS
              DRIVE RECORD FOURTH QUARTER AND FISCAL 1999 RESULTS;
          EXPECTS CONTINUING STRONG GROWTH IN FISCAL 2000 AND BEYOND;
         SELECTS SITE FOR ITS NEW $70 MILLION LAMINATED SHINGLE PLANT;
                  ANNOUNCES NEW CYBERSHIELD CORPORATE IDENTITY

DALLAS, TEXAS, August 17, 1999 . . . . Elcor Corporation today reported record results for both the fourth quarter and fiscal year ending June 30, 1999, that surpassed record levels in the year-ago periods. Fourth quarter sales rose 21% and net income rose 21% over the year-ago quarter, while fiscal year income before a change in accounting principle rose 38% on a 19% gain in sales.

Harold K. Work, Chairman, President and Chief Executive Officer, said, "Sharply higher fourth quarter and fiscal year results were driven by record shipments of Elk Prestique(R) premium laminated fiberglass asphalt shingles. Growing demand for Elk Prestique products and nonwoven fiberglass mats, along with the rapidly accelerating demand for our Cybershield(TM) products used in digital wireless cellular phones, should contribute to strong sales and earnings growth in fiscal 2000."

OPERATING RESULTS

For the fourth quarter ending June 30, 1999, sales rose 21% to $90.1 million from $74.5 million last year. Net income rose 21% to $8.0 million, or $.40 per split-adjusted diluted share, from $6.6 million, or $.33 per split-adjusted diluted share, in the year-ago quarter.

For the fiscal year ending June 30, 1999, sales rose 19% to $317.9 million from $268.2 million in fiscal 1998. Income before a change in accounting principle rose 38% to $25.3 million, or $1.27 per split-adjusted diluted share, from $18.3 million, or $.90 per split-adjusted diluted share, last year.

All per share amounts are adjusted for a three-for-two stock split, in the form of a stock dividend, declared in June 1999, and paid August 11, 1999.

NEW LAMINATED SHINGLE PLANT SITE ANNOUNCED

Mr. Work said, "Myerstown, Pennsylvania is the site selected for Elk's new $70 million premium laminated asphalt shingle plant. The new Myerstown plant will be housed in a 415,000 square foot building to be constructed on a 125-acre greenfield plant site. Contracts for site preparation and construction will be awarded shortly with foundation work scheduled to be completed late this fall.

PRESS RELEASE
Elcor Corporation Quarterly Results
August 17, 1999
Page 2


We plan to complete construction and commence operations in the December quarter of 2000. The new plant should be in position to supply the rapidly growing demand for Elk laminated shingles in the nation's eastern and north central markets in 2001.

"Industry shipments of premium laminated shingles rose 17% in 1998 and shipments rose another 24% in the first six months of 1999. The new Myerstown plant will increase our laminated shingle capacity by about 38% and will provide Elk with the capacity needed to keep up with this rapid growth in demand," he said.

NEW CYBERSHIELD CORPORATE IDENTITY

Richard J. Rosebery, Vice Chairman of Elcor, said, "Cybershield is our new corporate identity for Elcor's high-growth/high-tech shielding business that has become the Western Hemisphere's leading supplier of electroless shielding for plastic components used in digital wireless cellular telephones. In fiscal 1999, Cybershield supplied shielding products for over 20 million digital wireless cellular phones, and we expect that demand could more than double in fiscal 2000. Our shielding products reduce the emission of electromagnetic and radio frequency interference given off by microchips and electronic components to levels equal to or less than those required by the FCC. Rapidly expanding technology is driving strong demand for Cybershield electroless coatings because they provide superior shielding effectiveness at the higher frequencies used to achieve faster microchip speeds.

"Cybershield's important telecommunications customers include Nokia, Motorola, Lucent Technologies, AT&T, NEC, and Denso. Cybershield has earned the leadership position in the high-growth/high-tech digital wireless cellular phone market by consistently supplying superior quality products, making deliveries on time and quickly responding to customers' needs with innovative technical solutions that frequently enhance performance of their products," he concluded.

FINANCIAL POSITION STRONG

In fiscal 1999, Elcor's already strong financial position improved further. Return on average invested capital was 15.5%, and return on average shareholders' equity was 20.8%. Strong cash flows from operations and a $15 million increase in debt funded a $12.1 million expansion in working capital; $29.8 million of net investments; and $9.6 million of dividends and net stock repurchases. At June 30, 1999, the company had $63 million of long-term debt, $137 million of shareholders' equity, and $200 million of total capital. Long-term debt as a percent of total capital was 31%, and the current ratio was 3.3:1.

OUTLOOK

Mr. Work said, "In the fiscal years since 1995, Elcor has achieved compound annual growth rates of 18.9% for sales, 23.3% for operating income, and 31% for increases in shareholder value. We plan to invest about $137 million over the next three years to further expand capacity, improve productivity of existing plants, and to develop new facilities for both our roofing and industrial products segments to keep pace with rapidly growing demand in markets where we have leadership positions. These present and future investments will also support the introduction of new products and services that provide superior value for our customers and earn premium pricing versus the competition.

PRESS RELEASE
Elcor Corporation Quarterly Results
August 17, 1999
Page 3

"Presently, we look for growing demand for our patented Enhanced High Definition(R) and Raised Profile(TM) Elk Prestique premium laminated fiberglass asphalt shingles, nonwoven fiberglass mat products, and for our Cybershield digital wireless cellular phone products to substantially boost fiscal 2000 sales and earnings. We expect these gains to continue being characterized by greater growth in our seasonally stronger first and fourth quarters. Longer term, we believe the investments we have made and are continuing to make provide Elcor with the potential to achieve high growth rates in both sales and earnings in the years ahead," he concluded.

SAFE HARBOR PROVISIONS

In accordance with the safe harbor provisions of the securities law regarding forward-looking statements, except for the historical information contained herein, the above discussion contains forward-looking statements that involve risks and uncertainties. The statements that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements usually are accompanied by words such as "outlook," "believe," "estimate," "potential," "project," "expect," "anticipate," "plan," "predict," "could," "should," "may," or similar words that convey the uncertainty of future events or outcomes. These statements are based on judgments the company believes are reasonable; however, Elcor's actual results could differ materially from those discussed here. Factors that could cause or contribute to such differences could include, but are not limited to, changes in demand, prices, raw material costs, transportation costs, changes in economic conditions of the various markets the company serves, changes in the amount and severity of inclement weather, as well as the other risks detailed herein and in the company's reports filed with the Securities and Exchange Commission, including but not limited to its Form 10-K for the fiscal year ended June 30, 1998, Forms 10-Q for the fiscal 1999 quarters ending September 30, 1998, December 31, 1998, and March 31, 1999, and its Form 8-K dated August 17, 1999.

                                - - - - - - - -

Elcor, through its subsidiaries, manufactures roofing products and industrial products. Each of Elcor's principal operating subsidiaries is the leader or one of the leaders within its particular market. Its common stock is listed on the New York Stock Exchange (ticker symbol: ELK).

Elcor's roofing products facilities currently are located in Tuscaloosa, Alabama; Shafter, California; Dallas and Ennis, Texas; and a new facility will be located in Myerstown, Pennsylvania. Its industrial products facilities are located in Canton, Georgia; Cleveland, Ohio; Dallas, Lufkin, and Midland, Texas.

PRESS RELEASE
Elcor Corporation Quarterly Results
August 17, 1999
Page 4

CONDENSED RESULTS OF OPERATIONS
($ in thousands)

                                                       Unaudited                    Audited
                                                   Three Months Ended           Fiscal Year Ended
                                                        June 30,                    June 30,
                                                   1999          1998          1999           1998
                                                ----------    ----------    ----------     ----------

SALES                                           $   90,072    $   74,472    $  317,874     $  268,178
                                                ----------    ----------    ----------     ----------

COSTS AND EXPENSES:
       Cost of sales                                67,164        54,700       236,670        202,627
       Selling, general & administrative            10,717         9,516        39,699         34,962
       Interest expense, net                           507           244         1,975          2,131
                                                ----------    ----------    ----------     ----------

Total Costs and Expenses                            78,388        64,460       278,344        239,720
                                                ----------    ----------    ----------     ----------

INCOME BEFORE INCOME TAXES                          11,684        10,012        39,530         28,458
Provision for income taxes                           3,720         3,399        14,247         10,134
                                                ----------    ----------    ----------     ----------
INCOME BEFORE CHANGE IN
    ACCOUNTING PRINCIPLE                             7,964         6,613        25,283         18,324
Cumulative effect of change in
    accounting principle (a)                             0             0        (4,340)             0
                                                ----------    ----------    ----------     ----------
NET INCOME                                      $    7,964    $    6,613    $   20,943     $   18,324
                                                ==========    ==========    ==========     ==========

INCOME PER COMMON SHARE-BASIC (b):
    Before change in accounting principle       $     0.41    $     0.33    $     1.29     $     0.92
    Cumulative effect of change in
        accounting principle                          0.00          0.00         (0.22)          0.00
                                                ----------    ----------    ----------     ----------
    Net Income Per Share-Basic                  $     0.41    $     0.33    $     1.07     $     0.92
                                                ==========    ==========    ==========     ==========

INCOME PER COMMON SHARE-DILUTED (b):
    Before change in accounting principle       $     0.40    $     0.33    $     1.27     $     0.90
    Cumulative effect of change in
        accounting principle                          0.00          0.00         (0.22)          0.00
                                                ----------    ----------    ----------     ----------
    Net Income Per Share-Diluted                $     0.40    $     0.33    $     1.05     $     0.90
                                                ==========    ==========    ==========     ==========

AVERAGE COMMON SHARES OUTSTANDING (b)
    Basic                                           19,514        19,922        19,546         19,868
                                                ==========    ==========    ==========     ==========
    Diluted                                         20,035        20,329        19,964         20,270
                                                ==========    ==========    ==========     ==========


(a) Represents cumulative effect of applying AICPA AcSec Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities."

(b) References to number of shares and per share information have been adjusted for a three-for-two stock split declared in June 1999.

PRESS RELEASE
Elcor Corporation Quarterly Results
August 17, 1999
Page 5

CONDENSED BALANCE SHEET
(Audited, $ in thousands)

                                                          June 30,
ASSETS                                               1999       1998
------                                             --------   --------
Cash and cash equivalents                          $  4,186   $  5,240
Receivables, net                                     72,866     56,450
Inventories                                          25,770     28,822
Deferred income taxes                                 2,111      1,789
Prepaid expenses and other                            8,352      2,228
                                                   --------   --------

      Total Current Assets                          113,285     94,529

Property, plant and equipment, net                  135,720    120,732
Other assets                                          3,177      1,783
                                                   --------   --------

      Total Assets                                 $252,182   $217,044
                                                   ========   ========


                                                          June 30,
LIABILITIES AND SHAREHOLDERS' EQUITY                  1999       1998
------------------------------------               --------   --------
Accounts payable and accrued liabilities           $ 33,884   $ 27,207
Current maturities on long-term debt                      0          0
                                                   --------   --------

      Total Current Liabilities                      33,884     27,207

Long-term debt, net                                  63,000     48,000
Deferred income taxes                                18,047     15,881
Shareholders' equity                                137,251    125,956
                                                   --------   --------

      Total Liabilities and Shareholders' Equity   $252,182   $217,044
                                                   ========   ========

PRESS RELEASE
Elcor Corporation Quarterly Results
August 17, 1999
Page 6

CONDENSED STATEMENT OF CASH FLOWS
(Audited, $ in thousands)

                                                           Fiscal Year Ended
                                                               June 30,
                                                          1999         1998
                                                          ----         ----
CASH FLOWS FROM:
OPERATING ACTIVITIES
Net income                                              $ 20,943    $ 18,324
Adjustments to net income
       Depreciation and amortization                       9,285      11,056
       Deferred income taxes                               2,283       3,010
       Cumulative effect of accounting change              4,340           0
       Changes in assets and liabilities:
           Trade receivables                             (15,420)    (13,272)
           Inventories                                     3,375       3,384
           Prepaid expenses and other                     (6,552)      1,783
           Accounts payable and accrued liabilities        5,137      (1,078)
                                                        --------    --------

Net cash from operations                                  23,391      23,207
                                                        --------    --------

INVESTING ACTIVITIES
       Additions to property, plant & equipment          (30,048)    (14,288)
       Insurance proceeds from involuntary conversion      5,687           0
       Acquisition of business, net of cash               (5,588)          0
       Other, net                                            152       1,674
                                                        --------    --------

Net cash from investing activities                       (29,797)    (12,614)
                                                        --------    --------

FINANCING ACTIVITIES
       Long-term borrowings, net                          15,000      (4,600)
       Dividends on common stock                          (3,705)     (3,175)
       Treasury stock transactions and other, net         (5,943)     (1,179)
                                                        --------    --------

Net cash from financing activities                         5,352      (8,954)
                                                        --------    --------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS      (1,054)      1,639

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR             5,240       3,601
                                                        --------    --------

CASH AND CASH EQUIVALENTS AT END OF PERIOD              $  4,186    $  5,240
                                                        ========    ========